UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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PennyMac Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
PENNYMAC FINANCIAL SERVICES, INC. 3043 TOWNSGATE ROAD WESTLAKE VILLAGE, CA 91361	PENNYMAC FINANCIAL SERVICES, INC. 2021 Annual Meeting Vote by June 2, 2021 11:59 PM ET

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 You invested in PENNYMAC FINANCIAL SERVICES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 3, 2021.

 Get informed before you vote

View the Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and 2020 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.

To elect the eleven (11) director nominees identified in the enclosed Proxy Statement to serve on our Board of Directors, each for a one-year term expiring at the 2022 Annual Meeting of Stockholders.

Nominees:

1a.	David A. Spector	For

1b.	James K. Hunt	For

1c.	Jonathon S. Jacobson	For

1d.	Patrick Kinsella	For

1e.	Anne D. McCallion	For

1f.	Joseph Mazzella	For

1g.	Farhad Nanji	For

1h.	Jeffrey A. Perlowitz	For

1i.	Lisa M. Shalett	For

1j.	Theodore W. Tozer	For

1k.	Emily Youssouf	For

2.	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

3.	To approve by non-binding vote, our executive compensation.	For

NOTE: To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

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